[GRAPHIC]


The Indonesia
Fund, Inc.
--------------
SEMI-ANNUAL REPORT
JUNE 30, 1998

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     5

Schedule of Investments...................................................     6

Statement of Assets and Liabilities.......................................     7

Statement of Operations...................................................     8

Statement of Changes in Net Assets........................................     9

Financial Highlights......................................................    10

Notes to Financial Statements.............................................    11

Results of Annual Meeting of Shareholders.................................    14

Description of InvestLink-SM- Program.....................................    14

PICTURED ON THE COVER ARE THE SHRINES TO THE WATER DEITY LOCATED IN INDONESIA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                   July 23, 1998

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 1998.

PERFORMANCE

At June 30, 1998, the Fund's net assets were $8.3 million. The Fund's net asset value ("NAV") was $1.79 per share, as compared to $3.58 at December 31, 1997.

For the period January 1, 1998 through June 30, 1998, the Fund's total return, based on NAV, declined 50.0%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") was -58.0%. From the commencement of investment operations on March 9, 1990 through June 30, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, fell 86.0%. The Index lost 90.8% during this same period.

By far, the most important ingredient in the Fund's outperformance of the Index thus far in 1998 was our approach to managing the portfolio's cash position. We maintained an unusually high level of total assets in cash (I.E., 17.6% at June
30), and also kept the cash in strong dollars while the Index held (as it always does) the rupiah, whose value plunged. Stock selection was most effective in the energy sector due to our significant position in Gulf Indonesia Resources Ltd., which fared better than many Indonesian equities and accounts for about 11% of the portfolio. Sector allocation worked best in chemicals and banking, which we meaningly underweighted relative to the Index; and was least helpful in tobacco, food and textiles.

THE END OF THE BEGINNING?

Among so much that has occurred in Indonesia in 1998, the most significant development, undoubtedly, was the resignation of President Suharto in late May after 32 years in power.

Many observers of the Indonesian investment scene have raised the question, "Is this the beginning of the end?" In other words, does Suharto's departure mark the start of a sustained decline in Indonesia's economic and political health? As we see it, however, the more appropriate question is, "Is this the end of the beginning?" Our response to the latter is affirmative.

Objections to his political style aside, it should be pointed out that Suharto succeeded during his reign in implementing modern capitalism to raise the standard of living and bring unprecedented economic prosperity to a diverse nation of 200 million people. In this sense, his resignation may be considered the ending of the first chapter in a much longer story.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

WHAT HAPPENS NEXT?

Given the severity and fragility of Indonesia's problems, it is rather difficult to make reasonable predictions about what may happen in the near term.

Our sense is that the government of the new President, B.J. Habibie, is most likely transitional. He is a longtime associate of Suharto and thus lacks credibility with much of the populace. He does not have the clear support of the Indonesian military, which is vital to any post-Suharto administration. The allowance of long-suppressed opposition points of view to be heard, furthermore, means that Habibie faces substantial competition in gaining the support of the electorate. Even under less volatile circumstances, it would be unrealistic to expect that anyone could quickly implement the wholesale changes needed to place the nation on a stable long-term economic and political footing.

That said, Habibie has taken some measures with regard to the economy and political system that can be considered fairly progressive when viewed in the context of his predecessor's approach. In aggregate, these may well play a role in helping to bring the nation to the next step in its road to recovery.

Perhaps the most crucial factor in restoring the long-term viability of the Indonesian economy is the restructuring of the corporate sector, particularly banks. As we noted in our last report, it was corporate exploitation of the government's policy of managing the devaluation of the rupiah currency, combined with overly aggressive bank lending, that ultimately caused Indonesia's economic downfall.

The direct result of this combination was the accumulation by the corporate sector of approximately $80 billion in dollar-denominated debt, whose servicing costs have skyrocketed as the value of the rupiah has plummeted. In early June, corporations took the first substantive step toward resolving their debt burden by agreeing with foreign lenders to a procedural framework for renegotiating their debt-servicing obligations. Also positive is the fact that the government has allowed several banks to fail and recommended measures to increase banks' overall financial accountability.

An additional element in the corporate restructuring process is the elimination of widespread cronyism, notably in the form of numerous companies controlled by Suharto family members and friends. The removal of such companies' artificial competitive advantages should result in more realistic competition and greater overall efficiency in the economy. The Habibie administration has already begun to move in this direction.

In late June, the government reached a new agreement on a major financial aid package with the International Monetary Fund (IMF). We are hopeful that the new agreement will provide badly needed funds to help get the nation back on its feet. The agreement's underlying macroeconomic assumptions are fairly harsh, however, meaning that Indonesia's ability to live up to the agreement may prove problematic.

The agreement assumes, for example, that the historically robust economy will shrink by over 10%; inflation will run at an annualized rate of 80% in 1998; and the national budget deficit will soar to 8.5% of gross domestic product. A potentially unrealistic assumption is that the rupiah will be valued at 10,000 per U.S. dollar, 33% above the current market level of around 15,000.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

A STRONG CASE FOR CLOSED-END FUNDS

The sharp decline in the Indonesian equity market underlines the strong case for investors to utilize the professionally managed closed-end fund vehicle when choosing to invest in an overseas market such as Indonesia. Indeed, the fact that the Fund currently trades at a premium to NAV reflects widespread investor awareness of such appeal.

Why else should investors choose the closed-end structure? Particularly during volatile times like the present, we believe that investors should rely on professional managers. Due to its direct access to the local market, in addition, the Fund offers two benefits that simply are not available to most investors. The first is the ability to construct a truly diversified Indonesian portfolio that includes less liquid companies listed only domestically. The second is the ability to gain exposure to a wide cross-section of the nation's economy. The Fund also is able to assume the risks of trading, settlement and share custody, and do so at a lower cost as well.

OUTLOOK
Macroeconomic conditions in Indonesia remain quite dire. Over the last year, the rupiah has lost about 80% of its value, gross domestic product has dramatically shrunken and foreign exchange reserves have been halved. All of these have contributed to a massive compression of living standards. With enormous tasks ahead, moreover, we believe that the next six months or so will be a very challenging period for the nation to try to put its economy back on track.

At the same time, we see a few factors that suggest grounds for modest optimism:

- Prices of many of the world's major commodities appear to have stabilized after weakening due to the structural problems in Asia more generally. This is quite relevant for Indonesia, which is rich in resources such as oil, tin, wood and pulp.

- Asset valuations have fallen to levels that are beginning to attract the interest of foreign buyers, as exemplified by the recent bidding for a controlling stake in cement maker PT Semen Gresik.

- Sentiment toward Indonesia on Wall Street is unanimously bearish. Although this is certainly understandable, its contrarian implications may also be bullish for the equity market.

Clearly, a defensive investment stance toward Indonesian equities is most appropriate in the near term. Our stock selection continues to emphasize high-quality, large-capitalization companies whose revenues are largely denominated in dollars and/or have relatively low dollar-denominated debt and high cash balances. These companies have vital access to capital, whether through internally generated cash flow or funds raised externally (I.E., from bank

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

loans or the capital markets). They are the likeliest to survive a protracted period of economic deterioration. We are also keeping a relatively high cash position (as much as about 20% of total assets).

Sincerely,

/s/ Stephen M. Swift

Stephen M. Swift*
Chief Investment Officer

FROM BEA ASSOCIATES:

I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 14 through 16 of this report.

II. Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at BEA Associates are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA Associates is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

--------------------------------------------------------------------------------
*Stephen M. Swift is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since August 2, 1995. Mr. Swift is a Managing Director at Credit Suisse Asset Management Limited ("CSAM"). From June 1995 to February 1997, he was a Managing Director of BEA Associates. Prior to that time, he was head of Global Equities at CSAM.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                  30-JUN-98   31-DEC-97
Agriculture                            1.17%       4.26%
Automotive                             2.17%       0.66%
Beer, Beverages, Liquors &
Tobacco                                8.59%      10.24%
Chemicals                              0.77%       0.00%
Construction & Heavy Equipment         1.89%       2.18%
Financial Services                     1.71%       0.58%
Food & Kindred Products                0.97%       0.00%
Manufacturing                          5.38%       2.96%
Oil Exploration & Production          11.24%      10.76%
Paper Products                        18.39%       7.47%
Pharmaceuticals                        0.56%       1.82%
Retailing                              0.43%       1.71%
Telecommunications                    28.95%      17.65%
Textiles                               1.01%       3.31%
Other                                  0.00%       1.59%
Cash & Other Assets                   16.77%      34.81%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                   Percent of Net
           Holding                                           Sector                    Assets
-------------------------------------------------------------------------------------------------
       1.  PT Telekomunikasi Indonesia                 Telecommunications                18.5
-------------------------------------------------------------------------------------------------
       2.  Gulf Indonesia Resources Ltd.          Oil Exploration & Production           11.2
-------------------------------------------------------------------------------------------------
       3.  PT Indosat                                  Telecommunications                10.5
-------------------------------------------------------------------------------------------------
       4.  PT Indah Kiat Pulp & Paper Corp.              Paper Products                   8.9
-------------------------------------------------------------------------------------------------
       5.  PT Gudang Garam                     Beer, Beverages, Liquors & Tobacco         6.7
-------------------------------------------------------------------------------------------------
       6.  Asia Pulp & Paper Company Ltd.                Paper Products                   5.1
-------------------------------------------------------------------------------------------------
       7.  PT Semen Gresik                               Manufacturing                    4.8
-------------------------------------------------------------------------------------------------
       8.  PT Pabrik Kertas Tjiwi Kimia                  Paper Products                   4.4
-------------------------------------------------------------------------------------------------
       9.  PT Astra International                          Automotive                     2.2
-------------------------------------------------------------------------------------------------
      10.  PT Citra Marga Nusaphala Persada      Construction & Heavy Equipment           1.9
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-83.23%
 AGRICULTURE-1.17%
PT London Sumatra Indonesia+............      1,235,600  $    96,992
                                                         -----------
 AUTOMOTIVE-2.17%
PT Astra International..................      2,620,000      178,840
                                                         -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-8.59%
PT Gudang Garam.........................        935,500      555,553
PT HM Sampoerna.........................      1,111,500      153,637
                                                         -----------
                                                             709,190
                                                         -----------
 CHEMICALS-0.77%
PT Unggul Indah Corp....................        645,600       63,899
                                                         -----------
 CONSTRUCTION & HEAVY EQUIPMENT-1.89%
PT Citra Marga Nusaphala Persada........      7,640,000      156,451
                                                         -----------
 FINANCIAL SERVICES-1.71%
PT Bank Internasional Indonesia.........      6,875,132      140,788
                                                         -----------
 FOOD & KINDRED PRODUCTS-0.97%
PT Indofood Sukses Makmur...............        811,500       80,319
                                                         -----------
 MANUFACTURING-5.38%
PT Semen Gresik.........................        688,000      394,485
PT Unilever Indonesia...................         26,000       49,693
                                                         -----------
                                                             444,178
                                                         -----------
 OIL EXPLORATION & PRODUCTION-11.24%
Gulf Indonesia Resources Ltd.*..........         80,655      927,532
                                                         -----------
 PAPER PRODUCTS-18.39%
Asia Pulp & Paper Company Ltd. ADR......         37,600      423,000

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PAPER PRODUCTS (CONTINUED)
PT Indah Kiat Pulp & Paper Corp.++......      3,811,500  $   734,983
PT Pabrik Kertas Tjiwi Kimia............      2,846,311      359,432
                                                         -----------
                                                           1,517,415
                                                         -----------
 PHARMACEUTICALS-0.56%
PT Kalbe Farma..........................      1,687,880       46,085
                                                         -----------
 RETAILING-0.43%
PT Matahari Putra Prima.................      3,436,000       35,181
                                                         -----------
 TELECOMMUNICATIONS-28.95%
PT Indosat..............................        737,500      865,870
PT Telekomunikasi Indonesia.............      2,346,500      668,712
PT Telekomunikasi Indonesia ADR.........        147,050      854,728
                                                         -----------
                                                           2,389,310
                                                         -----------
 TEXTILES-1.01%
PT Indorama Synthetics..................      1,060,000       83,208
                                                         -----------

TOTAL INVESTMENTS-83.23%
 (Cost $23,448,748) (Notes A,D)........................    6,869,388
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-16.77%....................................    1,383,713
                                                         -----------
NET ASSETS-100.00%.....................................  $ 8,253,101
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Security is traded on the New York Stock Exchange.
+          Security is non-income producing.
++         Includes 5 warrants, expiring 7/11/02, with a market
           value of $0.54.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   6

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $23,448,748)
 (Note A)...............................     $  6,869,388
Cash (including $442,873 of foreign
 currency with a cost of $713,250) (Note
 A).....................................        1,472,112
Receivables:
  Dividends.............................           21,710
  Investments sold......................            2,157
Prepaid expenses........................           16,315
                                             ------------
Total Assets............................        8,381,682
                                             ------------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......           30,695
  Administration fees (Note B)..........            3,012
  Other accrued expenses................           94,874
                                             ------------
Total Liabilities.......................          128,581
                                             ------------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $  8,253,101
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($8,253,101
  DIVIDED BY 4,608,989).................            $1.79
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $      4,609
Paid-in capital.........................       63,035,295
Accumulated net investment loss.........         (173,209)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (37,760,543)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (16,853,051)
                                             ------------
Net assets applicable to shares
 outstanding............................     $  8,253,101
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $    27,659
  Interest..............................          47,433
  Less: Foreign taxes withheld..........          (2,636)
                                             -----------
  Total Investment Income...............          72,456
                                             -----------
Expenses:
  Investment advisory fees (Note B).....          64,417
  Custodian fees........................          58,825
  Audit and legal fees..................          28,960
  Printing..............................          24,797
  Accounting fees.......................          18,100
  Transfer agent fees...................          10,860
  Directors' fees.......................          10,413
  Administration fees (Note B)..........           9,055
  NYSE listing fees.....................           8,018
  Insurance.............................           6,730
  Other.................................           5,490
                                             -----------
  Total Expenses........................         245,665
                                             -----------
  Net Investment Loss...................        (173,209)
                                             -----------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (4,930,165)
  Foreign currency related
   transactions.........................        (422,698)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (2,706,558)
                                             -----------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (8,059,421)
                                             -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(8,232,630)
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months         For the Year
                                             Ended June 30, 1998            Ended
                                                 (unaudited)          December 31, 1997
                                             ------------------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income/(loss)..........         $  (173,209)           $    141,408
  Net realized loss on investments and
   foreign currency related
   transactions.........................          (5,352,863)             (7,906,915)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......          (2,706,558)            (24,971,829)
                                             -------------------      -----------------
    Net decrease in net assets resulting
     from operations....................          (8,232,630)            (32,737,336)
                                             -------------------      -----------------

 NET ASSETS
Beginning of period.....................          16,485,731              49,223,067
                                             -------------------      -----------------
End of period...........................         $ 8,253,101            $ 16,485,731
                                             -------------------      -----------------
                                             -------------------      -----------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                          For the Six
                            Months                                                                                  For the Period
                             Ended                                 For the Years Ended                              March 9, 1990*
                           June 30,                                    December 31,                                    through
                             1998       --------------------------------------------------------------------------   December 31,
                          (unaudited)     1997       1996       1995       1994       1993       1992       1991         1990
                          --------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of period.....  $3.58          $10.68      $9.34      $9.18     $14.03      $7.63      $7.72     $10.38        $13.78**
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Net investment
 income/(loss)...........  (0.04)           0.03       0.01         --      (0.03)     (0.03)      0.01       0.04          0.22
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions............  (1.75)          (7.13)      1.33       0.16      (4.82)      6.43      (0.10)     (2.65)        (2.90)
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Net increase/(decrease)
 in net assets resulting
 from operations.........  (1.79)          (7.10)      1.34       0.16      (4.85)      6.40      (0.09)     (2.61)        (2.68)
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Dividends and
 distributions to
 shareholders:
  Net investment
   income................     --              --         --         --         --         --         --      (0.05)        (0.19)
  Net realized gain on
   investments and
   foreign currency
   related
   transactions..........     --              --         --         --         --         --         --         --         (0.53)
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Total dividends and
 distributions to
 shareholders............     --              --         --         --         --         --         --      (0.05)        (0.72)
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Net asset value, end of
 period..................  $1.79           $3.58     $10.68      $9.34      $9.18     $14.03      $7.63      $7.72        $10.38
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Market value, end of
 period.................. $3.438          $4.625     $9.750    $10.125    $12.000    $20.750     $9.000     $8.375        $9.875
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
Total investment
 return(a)............... (25.68)%        (52.56)%    (3.70)%   (15.63)%   (42.17)%   130.56%      7.46%    (14.71)%       (24.15)%
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------
                          -----------   --------   --------   --------   --------   --------   --------   --------  --------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted)......... $8,253         $16,486    $49,223    $43,060    $42,297    $64,661    $35,186    $35,590       $47,817
Ratio of expenses to
 average net assets......   3.81%(b)        1.89%      1.91%      1.96%      1.83%      1.98%      2.04%      2.00%         2.15%(b)
Ratio of net investment
 income/(loss) to average
 net assets..............  (2.69)%(b)       0.33%      0.10%      0.05%     (0.25)%    (0.30)%     0.09%      0.49%         2.05%(b)
Portfolio turnover
 rate....................  17.61%          48.19%     34.67%     24.10%     31.56%     63.77%     22.39%     32.27%        17.68%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 467 (1997) states that foreign investors are now allowed to purchase up to 100% of the shares of Indonesian companies offered to the public in the primary market, except for shares in the banking sector. In the banking sector, foreign investors are allowed to purchase up to 49% of the shares offered to the public in the primary market. When 49% of such shares are owned by foreign investors and a foreign market quotation available, the foreign quotation is used. If less than 49% of these shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local banking shares generally trade at a discount to foreign banking shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1998, the interest rate was 5.250% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1997, the Fund had a capital loss carryover for U.S. federal income tax purposes of $27,780,961 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003 ; $4,688,411 expires in 2004 and $3,265,956 expires in 2005.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1997, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses from the prior fiscal year of $4,555,905 and $70,814, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The number of shares available for investment by the Fund is also limited, in the banking sector only, by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian finance companies. A high proportion of the shares of many listed Indonesian finance companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 1998, BEA earned $64,417 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1998, BEA was reimbursed $2,613 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1998, BSFM earned $6,442 for administrative services.

Effective April 22, 1997, Credit Suisse Asset Management Limited ("CSAM") was approved by the Fund's shareholders to serve as the Fund's investment sub-adviser. In return for its services, CSAM is paid by BEA a quarterly fee of $18,750. Both BEA and CSAM are part of the Credit Suisse Asset Management Business Unit, which is controlled by Credit Suisse.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at June 30, 1998, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $23,475,452. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $16,606,064, was composed of gross depreciation of $16,606,064 for those investments having an excess of cost over value.

For the six months ended June 30, 1998, purchases and sales of securities, other than short-term obligations, were $5,343,102 and $1,837,024, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A.. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended June 30, 1998.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ----------  ----------  ----------
Richard H. Francis               2,923,072     38,048    1,647,869

In addition to the director re-elected at the meeting, C. Oscar Morong, Jr., William W. Priest, Jr., and Peter Kaplan continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,931,689      7,575       21,856   1,647,869

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Indonesia Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will

--------------------------------------------------------------------------------
   14
occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which

--------------------------------------------------------------------------------
participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

--------------------------------------------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------
   16

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1998, BEA managed approximately $35.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                          BEA ADVISOR FUNDS
SINGLE COUNTRY                                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                         BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                             BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                          For shareholder information or a copy
FIXED INCOME                                              of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                               open-end mutual funds please call,
BEA Strategic Global Income Fund, Inc. (FBI)              1-800-401-2230.
For closed-end fund information                           Visit our website on the internet:
please call, 1-800-293-1232.                              http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis              Director
Peter Kaplan                    Director
C. Oscar Morong, Jr.            Director
William W. Priest, Jr.          Director and President
Stephen M. Swift                Chief Investment Officer
Robert B. Hrabchak              Investment Officer
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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                                                                   3913-SAR-6/98